SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	0-16509 (Commission File Number)	84-0755371 (IRS Employer Identification No.)

400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)

(512) 837-7100
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
EX — 99.1 News Release issued by Citizens, Inc. on April 26, 2005.
News Release

ITEM 8.01 OTHER EVENTS

On April 26, 2005, Citizens, Inc. (“Citizens”) issued a news release announcing that it had retired the $30 million term loan incurred as a part of its October 2004 acquisition of Security Plan Life Insurance Company. The news release is attached hereto as Exhibit 99.1. The term loan was to have matured in November 2009. The repayment leaves the balance sheet of Citizens with no debt, and restores an available $30 million line of credit for use in future acquisitions.

The information in this report, including the exhibit filed herewith, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Citizens, Inc. on April 26, 2005.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: April 27, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued by Citizens, Inc. on April 26, 2005.